UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

May 10, 2006

Date of Report (Date of earliest event reported)

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.

RETIREMENT SAVINGS PLAN

(Dollar Thrifty Automotive Group, Inc.

as Plan Sponsor)

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-13647 (Commission File Number)	73-1356520 (I.R.S. Employer Identification No.)

5330 East 31st Street, Tulsa, Oklahoma 74135

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (918) 660-7700

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant

The Audit Committee (the "Audit Committee") of the Board of Directors of Dollar Thrifty Automotive Group, Inc. (the “Company”) has again appointed Deloitte & Touche LLP (“Deloitte”) as the independent registered public accounting firm of the Company for the 2006 year, subject to shareholder ratification at the annual meeting to be held on May 18, 2006. Separately, the Audit Committee will be using different certifying accountants to audit the financial statements of the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan (the “Plan”).

On May 10, 2006, the Audit Committee dismissed Deloitte as the independent registered public accounting firm for the Plan. The Plan is sponsored by the Company.

For the years ended December 31, 2004 and 2003 and through May 10, 2006, there have been no disagreements with Deloitte on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Deloitte would have caused Deloitte to make reference thereto in their reports on the Plan’s financial statements for such years. For the years ended December 31, 2004 and 2003 and through May 10, 2006, there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K. The reports of Deloitte regarding the Plan’s financial statements as of and for the years ended December 31, 2004 and 2003 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

Following a value-for-services assessment, on May 11, 2006, the Audit Committee engaged the firm of Tullius Taylor Sartain & Sartain LLP (“Tullius Taylor”) to conduct the audit of its financial statements of the Plan as of December 31, 2005 and for the year then ended. For the years ended December 31, 2004 and 2003 and through May 10, 2006, there were no consultations with Tullius Taylor regarding accounting or disclosure requirements related to any current or considered transactions pursuant to Item 304(a)(2)(i) and Item 304(a)(2)(ii) of Regulation S-K. The Audit Committee approved the engagement of Tullius Taylor.

ITEM 9.01     FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated May 11, 2006, to the Securities and Exchange Commission regarding statements included in this Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the 401(k) Administrative Committee, as Plan Administrator of the Dollar Thrifty Automotive Group, Inc. Retirement Savings Plan, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DOLLAR THRIFTY AUTOMOTIVE GROUP, INC.
RETIREMENT SAVINGS PLAN

May 16, 2006	By:	/s/ MICHAEL H. MCMAHON
Michael H. McMahon
Chairman, 401(k) Administrative Committee,
as Plan Administrator

INDEX TO EXHIBITS

Exhibit No.	Description

16.1	Letter from Deloitte & Touche LLP, dated May 11, 2006, to the Securities and Exchange Commission regarding statements included in this Form 8-K

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